MULTIFAMILY MORTGAGE,
                   ASSIGNMENT OF RENTS AND SECURITY AGREEMENT
                          (Barrington Hills Apartments)


     THIS MORTGAGE (herein "Instrument") is made as of the 1st day of July, 1999, between the Mortgagor/Grantor, WATERTON RAINTREE, L.L.C., a Delaware limited liability company, whose address is c/o Waterton Associates, 225 West Washington Street, Suite 1650, Chicago, IL 60606 (herein "Borrower"), and the Mortgagee, BERKSHIRE MORTGAGE FINANCE LIMITED PARTNERSHIP, a limited partnership organized and existing under the laws of Massachusetts, whose address is One Beacon Street, 14th Floor, Boston, Massachusetts 02108 (herein "Lender").

     WHEREAS, Borrower is indebted to Lender in the principal sum of Six Million One Hundred Thousand and 00/100 Dollars, which indebtedness is evidenced by Borrower's note dated of even date herewith (herein "Note"), providing for monthly installments of principal and interest, with the balance of the indebtedness, if not sooner paid, due and payable on July 1, 2029.

     TO SECURE TO LENDER (a) the repayment of the indebtedness evidenced by the Note, with interest thereon, and all renewals, extensions ands modifications thereof; (b) the repayment of any future advances, with interest thereon, made by Lender to Borrower pursuant to paragraph 30 hereof (herein "Future Advances"); (c) the performance of the covenants and agreements of Borrower contained in a Construction Loan Agreement between Lender and Borrower dated N/A, 19__, if any, as provided in paragraph 25 hereof; (d) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument; and (e) the performance of the covenants and agreements of Borrower herein contained, Borrower does hereby mortgage, grant, convey and assign to Lender the County of Pulaski, State of Arkansas: *Delete bracketed material if not completed.

For a complete legal description of the property subject to this Instrument, see Exhibit A attached hereto and incorporated herein by this reference.

                                                                  (1 of 8 pages)
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                           [INTENTIONALLY LEFT BLANK]

*/ all other equipment necessary for the operation of the foregoing and any and all personal property on the Property site, other than personal property of the occupancy tenants, and together with the following items: utility deposits, unearned premiums, accrued, accruing or to accrue under insurance policies now or hereafter obtained by the Borrower and all proceeds of any conversion of the "Property" (as hereinafter defined) or any part thereof including, without limitation, proceeds of hazard and title insurance and all awards and compensation for the taking of eminent domain, condemnation or otherwise, of all or any part of the Property or any easement therein.

     Together with all buildings, improvements, and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers, incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including, but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, panelling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants, and *See above; all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the real property covered by this Instrument; and all of the foregoing, together with said property (or the leasehold estate in the event this Instrument is on a leasehold) are herein referred to as the "Property".

     Borrower covenants that Borrower is lawfully seized of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property (and, if this Instrument is on a leasehold, that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), that the Property is unencumbered, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.
                                                                  (2 of 8 pages)

Uniform Covenants.  Borrower and Lender covenant and agree as follows:

1. PAYMENT OF PRINCIPAL AND INTEREST. Borrower shall promptly pay when due the principal of and interest on the indebtedness evidenced by the Note, any prepayment and late charges provided in the Note and all other sums secured by this Instrument.

2. FUNDS FOR TAXES, INSURANCE AND OTHER CHARGES. Subject to applicable law or to a written waiver by Lender, Borrower shall pay to Lender on the day monthly installments of principal or interest are payable under the Note (or on another day designated in writing by Lender) until the Note is paid in full, a sum (herein "Funds") equal to one-twelfth of (a) the yearly water and sewer rates and taxes and assessments which may be levied on the Property; (b) the yearly ground rents, if any, (c) the yearly premium installments for fire and other hazard insurance, rent loss insurance and such other insurance covering the Property as Lender may require pursuant to paragraph 5 hereof; (d) the yearly premium installments for mortgage insurance, if any, and (e) if this Instrument is on a leasehold, the yearly fixed rents, if any, under the ground lease, all as reasonably estimated initially and from time to time by Lender on the basis of assessments and bills and reasonable estimates thereof. Any waiver by Lender of a requirement that Borrower pay such Funds may be revoked by Lender, in Lender's sole discretion, at any time upon notice in writing to Borrower. Lender may require Borrower to pay to Lender, in advance, such other Funds for other taxes, charges, premiums, assessments and impositions in connection with Borrower or the Property which Lender shall reasonably deem necessary to protect Lender's interests (herein "Other Impositions"). Unless otherwise provided by applicable law, Lender may require Funds for Other Impositions to be paid by Borrower in a lump sum or in periodic installments, at Lender's option.

     The Funds shall be held in an institution(s) the deposits or accounts of which are insured or guaranteed by a Federal or state agency (including Lender if Lender is such an institution). Lender shall apply the Funds to pay said rates, rents, taxes, assessments, insurance premiums and Other Impositions so long as Borrower is not in breach of any covenant or agreement of Borrower in this Instrument. Lender shall make no charge for so holding and applying the Funds, analyzing said account or for verifying and compiling said assessments and bills, unless Lender pays Borrower interest, earnings or profits on the Funds and applicable law permits Lender to make such a charge. Borrower and Lender may agree in writing at the time of execution of this Instrument that interest on the Funds shall be paid to Borrower, and unless such agreement is made or applicable law requires interest, earnings or profits to be paid, Lender shall not be required to pay Borrower any interest, earnings or profits on the Funds. Lender shall give to Borrower, without charge, an annual accounting of the Funds in Lender's normal format showing credits and debits to the Funds and the purpose for which each debit to the Funds was made. The Funds are pledged as additional security for the sums secured by this Instrument.

     If the amount of the Funds held by Lender at the time of the annual accounting thereof shall exceed the amount deemed necessary by Lender to provide for the payment of water and sewer rates, taxes, assessments, insurance premiums, rents and Other Impositions, as they fall due, such excess shall be credited to Borrower on the next monthly installment or installments of Funds due. If at any time the amount of the Funds held by Lender shall be less than the amount deemed necessary by Lender to pay water and sewer rates, taxes, assessments, insurance premiums, rents and Other Impositions, as they fell due, Borrower shall pay to Lender any amount necessary to make up the deficiency within thirty days after notice from Lender to Borrower requesting payment thereof.

     Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may apply, in any amount and in any order as Lender shall determine in Lender's sole discretion, any Funds held by Lender at the time of application (i) to pay rates, rents, taxes, assessments, insurance premiums and Other Impositions which are now or will hereafter become due, or (ii) as a credit against sums secured by this Instrument. Upon payment in full of all sums secured by this Instrument, Lender shall promptly refund to Borrower any Funds held by Lender.

3. APPLICATION OF PAYMENTS. Unless applicable law provides otherwise, all payments received by Lender from Borrower under the Note or this Instrument shall be applied by Lender in the following order of priority: (i) amounts payable to Lender by Borrower under paragraph 2 hereof; (ii) interest payable on the Note; (iii) principal of the Note; (iv) interest payable on advances made pursuant to paragraph 8 hereof; (v) principal of advances made pursuant to paragraph 8 hereof; (vi) interest payable on any Future Advance, provided that if more than one Future Advance is outstanding, Lender may apply payments received among the amounts of interest payable on the Future Advances in such order as Lender, in Lender's sole discretion, may determine; (vii) principal of any Future Advance, provided that if more than one Future Advance is outstanding, Lender may apply payments received among the principal balances of the Future Advances in such order as Lender, in Lender's sole discretion, may determine; and (viii) any other sums secured by this Instrument in such order as Lender, at Lender's option, may determine; provided, however, that Lender may, at Lender's option, apply any sums payable pursuant to paragraph 8 hereof prior to interest on and principal of the Note, but such application shall not otherwise affect the order of priority of application specified in this paragraph 3.

4. CHARGES; LIENS. Borrower shall pay all water and sewer rates, rents, taxes, assessments, premiums, and Other Impositions attributable to the Property at Lender's option in the manner provided under paragraph 2 hereof or, if not paid in such manner, by Borrower making payment, when due, directly to the payee thereof, or in such other manner as Lender may designate in writing. Borrower shall promptly furnish to Lender all notices of amounts due under this paragraph 4, and in the event Borrower shall make payment directly, Borrower shall promptly furnish to Lender receipts evidencing such payments. Borrower shall promptly discharge any lien which has, or may have, priority over or equality with, the lien of this Instrument, and Borrower shall pay, when due, the claims of all persons supplying labor or materials to or in connection with the Property. Without Lender's prior written permission, Borrower shall not allow any lien inferior to this Instrument to be perfected against the Property.

5. HAZARD INSURANCE. Borrower shall keep the improvements now existing or hereafter erected on the Property insured by carriers at all times satisfactory to Lender against loss by fire, hazards included within the term "extended coverage," rent loss and such other hazards, casualties, liabilities and contingencies as Lender (and, if this Instrument is on a leasehold, the ground lease) shall require and in such amounts and for such periods as Lender shall require. All premiums on insurance policies shall be paid, at Lender's option, in the manner provided under paragraph 2 hereof, or by Borrower making payment, when due, directly to the carrier, or in such other manner as Lender may designate in writing.

     All insurance policies and renewals thereof shall be in a form acceptable to Lender and shall include a standard mortgage clause in favor of and in form acceptable to Lender. Lender shall have the right to hold the policies, and Borrower shall promptly furnish to Lender all renewal notices and all receipts of paid premiums. At least thirty days prior to the expiration date of a policy, Borrower shall deliver to Lender a renewal policy in form satisfactory to Lender. If this Instrument is on a leasehold, Borrower shall furnish Lender a duplicate of all policies, renewal notices, renewal policies and receipts of paid premiums if, by virtue of the ground lease, the originals thereof may not be supplied by Borrower to Lender.

     In the event of loss, Borrower shall give immediate written notice to the insurance carrier and to Lender. Borrower hereby authorizes and empowers Lender as attorney-in-fact for Borrower to make proof of loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom Lender's expenses incurred in the collection of such proceeds; provided however, that nothing contained in this paragraph 5 shall require Lender to incur any expense or take any action hereunder. Borrower further authorizes Lender, at Lender's option, (a) to hold the balance of such proceeds to be used to reimburse Borrower for the cost of reconstruction or repair of the Property or (b) to apply the balance of such proceeds to the payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in paragraph 3 hereof (subject, however, to the rights of the lessor under the ground lease if this Instrument is on a leasehold).

     If the insurance proceeds are held by Lender to reimburse Borrower for the cost of restoration and repair of the Property, the Property shall be restored to the equivalent of its original condition as such other condition as Lender may approve in writing. Lender may, at Lender's option, condition disbursement of said proceeds on Lender's approval of such plans and specifications of an architect satisfactory to Lender, contractor's cost estimates, architect's certificates, waivers of liens, sworn statements of mechanics and materialmen and such other evidence of costs, percentage completion of construction, application of payments, and satisfaction of liens as Lender may reasonably require. If the insurance proceeds are applied to the payment of the sums secured by this Instrument, any such application of proceeds to principal shall not extend or postpone the due dates of the monthly installments referred to as paragraphs 1 and 2 hereof or change the amounts of such installments. If the Property is sold pursuant to paragraph 27 hereof or if Lender acquires title to the Property, Lender shall have all of the right, title and interest of Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Property prior to such sale or acquisition.

6. PRESERVATION AND MAINTENANCE OF PROPERTY; LEASEHOLDS. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property, (b) shall not abandon the Property, (c) shall restore or repair promptly and in a good and workmanlike manner all
                                                                  (3 of 8 pages)
or any part of the Property to the equivalent of its original condition, or such other condition as Lender may approve in writing, in the event of any damage, injury or loss thereto, whether or not insurance proceeds are available to cover in whole or in part the costs of such restoration or repair, (d) shall keep the Property, including improvements, fixtures, equipment, machinery and appliances thereon in good repair and shall replace fixtures, equipment, machinery and appliances on the Property when necessary to keep suchitems in good repair, (e) shall comply with all laws, ordinances, regulations and requirements of any governmental body applicable to the Property, (f) shall provide for professional management of the Property by a residential rental property manager satisfactory to Lender pursuant to a contract approved by Lender in writing, unless such requirement shall be waived by Lender in writing, (g) shall generally operate and maintain the Property in a manner to ensure maximum rentals, and (h) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security of this Instrument or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any improvement now existing or hereafter erected on the Property or any fixture, equipment, machinery or appliance in or on the Property except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

     If this Instrument is on a leasehold, Borrower (i) shall comply with the provisions of the ground lease, (ii) shall give immediate written notice to Lender of any default by lessor under the ground lease or of any notice received by Borrower from such lessor of any default under the ground lease by Borrower,
(iii) shall exercise any option to renew or extend the ground lease and give written confirmation thereof to Lender within thirty days after such option becomes exercisable, (iv) shall give immediate written notice to Lender of the commencement of any remedial proceedings under the ground lease by any party thereto and, if required by Lender, shall permit Lender as Borrower's attorney-in-fact to control and act for Borrower in any such remedial proceedings and (v) shall within thirty days after request by Lender obtain from the lessor under the ground lease and deliver to Lender the lessor's estoppel certificate required thereunder, if any. Borrower hereby expressly transfers and assigns to Lender the benefit of all covenants contained in the ground lease, whether or not such covenants run with the land, but Lender shall have no liability with respect to such covenants nor any other covenants contained in the ground lease.

     Borrower  shall not  surrender the  leasehold  estate and interests  herein conveyed nor terminate or cancel the ground lease creating said estate and interests, and Borrower shall not, without the express written consent of Lender, alter or amend said ground lease. Borrower covenants and agrees that there shall not be a merger of the ground lease, or of the leasehold estate created thereby, with the fee estate covered by the ground lease by reason of said leasehold estate or said fee estate, or any part of either, coming into common ownership, unless Lender shall consent in writing to such merger; if Borrower shall acquire such fee estate, then this Instrument shall simultaneously and without further action be spread so as to become a lien on such fee estate.

7. USE OF PROPERTY. Unless required by applicable law or unless Lender has otherwise agreed in writing, Borrower shall not allow changes in the use for which all or any part of the Property was intended at the time this Instrument was executed. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

8. PROTECTION OF LENDER'S SECURITY. If Borrower fails to perform the covenants and agreements contained in this Instrument, or if any action or proceeding is commenced which affects the Property or title thereto or the interest of Lender therein, including, but not limited to, eminent domain, insolvency, code enforcement, or arrangements or proceedings involving a bankrupt or decedent, then Lender at Lender's option may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect Lender's interest, including, but not limited to, (i) disbursement of attorney's fees, (ii) entry upon the Property to make repairs, (iii) procurements of satisfactory insurance as provided in paragraph 5 hereof, and (iv) if this Instrument is on a leasehold, exercise of any option to renew or extend the ground lease on behalf of Borrower and the curing of any default of Borrower in the terms and conditions of the ground lease.

     Any amounts disbursed by Lender pursuant to this paragraph 8, with interest thereon, shall become additional indebtedness of Borrower secured by this Instrument. Unless Borrower and Lender agree to other terms of payment, such amounts shall be immediately due and payable and shall be interest from the date of disbursement at the rate stated in the Note unless collection from Borrower of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law. Borrower hereby covenants and agrees that Lender shall be subrogated to the lien of any mortgage or other lien discharged, in whole or in part, by the indebtedness secured hereby. Nothing contained in this paragraph 8 shall require Lender to incur any expense or take any action hereunder.

9. INSPECTION. Lender may make or cause to be made reasonable entries upon and inspections of the Property.

SEE ATTACHED RIDER TO MULTIFAMILY INSTRUMENT.

11. CONDEMNATION. Borrower shall promptly notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrower authorizes Lender, at Lender's option, as attorney-in-fact for Borrower, to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender subject, if this Instrument is on a leasehold, to the rights of lessor under the ground lease.

     Borrower authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by this Instrument, whether or not then due, in the order of application set forth in paragraph 3 hereof, with the balance, if any, to Borrower. Unless Borrower and Lender otherwise agree in writing, any application of proceeds to principal shall not extend or postpone the due date of the monthly installments referred to in paragraphs 1 and 2 hereof or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may require.

12. BORROWER AND LIEN NOT RELEASED. From time to time, Lender may, at Lender's option, without giving notice to or obtaining the consent of Borrower, Borrower's successors or assigns or of any junior lienholder or guarantors, without liability on Lender's part and notwithstanding Borrower's breach of any covenant or agreement of Borrower in this Instrument, extend the time for payment of said indebtedness or any part thereof, reduce the payments thereon, release anyone liable on any of said indebtedness, accept a renewal note or notes therefor, modify the terms and time of payment of said indebtedness, release from the lien of this Instrument any part of the Property, take or release other or additional security, recovery any part of the Property, consent to any map or plan of the Property, consent to the granting of any easement, join in any extension or subordination agreement, and agree in writing with Borrower to modify the rate of interest or period of amortization of the Note or change the amount of the monthly installments payable thereunder. Any actions taken by Lender pursuant to the terms of this paragraph 12 shall not affect the obligation of Borrower or Borrower's successors or assigns to pay the sums secured by this Instrument and to observe the covenants of Borrower contained herein, shall not affect the guaranty of any person, corporation, partnership or other entity for payment of the indebtedness secured hereby, and shall not affect the lien or priority of lien hereof on the Property. Borrower shall pay Lender a reasonable service charge, together with such title insurance premiums and attorney's fees as may be incurred at Lender's option, for any such action if taken at Borrower's request.

13. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right of remedy hereunder, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. The acceptance by Lender of payment of any sum secured by this Instrument after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procureness of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the indebtedness secured by this Instrument, nor shall Lender's receipt of any awards, proceeds or damages under paragraphs 5 and 11 hereof operate to cure or waive Borrower's default in payment of sums secured by this Instrument.
                                                                  (4 of 8 pages)

14. ESTOPPEL CERTIFICATE. Borrower shall within ten days of a written request from Lender furnish Lender with a written statement, duly acknowledged, setting forth the sum secured by this Instrument and any right of set-off, counterclaim or other defense which exists against such sums and the obligations of this Instrument.

15. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT. This Instrument is intended to be a security agreement pursuant to the Uniform Commercial Code for any of the items specified above as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code, and Borrower hereby grants Lender a security interest in said items. Borrower agrees that Lender may file this Instrument, or a reproduction thereof, in the real estate records or other appropriate index, as a financing statement for any of the items specified above as part of the Property. Any reproduction of this Instrument or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender, upon Lender's request, any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Instrument in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. Without the prior written consent of Lender, Borrower shall not create or suffer to be created pursuant to the Uniform Commercial Code any other security interest in said items, including replacements and additions thereto. Upon Borrower's breach of any covenant or agreement of Borrower contained in this Instrument, including the covenants to pay when due all sums secured by this Instrument, Lender shall have the remedies of a secured party under the Uniform Commercial Code and, at Lender's option, may also invoke the remedies provided in paragraph 27 of this Instrument as to such items. In exercising any of said remedies, Lender may proceed against the items of real property and any times of personal property specified above as part of the Property separately or together and in any order whatsoever, without in any way affecting the availability of Lender's remedies under the Uniform Commercial Code or of the remedies provided in paragraph 27 of this Instrument.

16. LEASES OF THE PROPERTY. As used in this paragraph 16, the word "lease" shall mean "sublease" if this Instrument is on a leasehold. Borrower shall comply with and observe Borrower's obligations as landlord under all leases of the Property or any part thereof. Borrower will not lease any portion of the Property for non-residential use except with the prior written approval of Lender. Borrower, at Lender's request, shall furnish Lender with executed copies of all leases now existing or hereafter made of all or any part of the Property, and all leases now or hereafter entered into will be in form and substance subject to the approval of Lender. All leases of the Property shall specifically provide that such leases are subordinate to this Instrument; that the tenant attorns to Lender, such attornment to be effective upon Lender's acquisition of title to the Property; that the tenant agrees to execute such further evidences of attornment as Lender may from time to time request; that the attornment of the tenant shall not be terminated by foreclosure; and that Lender may, at Lender's option, accept or reject such attornments. Borrower shall not, without Lender's written consent, execute, modify, surrender or terminate, either orally or in writing, any lease now existing or hereafter made of all or any part of the Property providing for a term of three years or more, permit an assignment or sublease of such a lease without Lender's written consent, or request or consent to the subordination of any lease of all or any part of the Property to any lien subordinate to this Instrument. If Borrowerbecomes aware that any tenant proposes to do, or is doing, any act or thing which may give rise to any right of set-off against rent, Borrower shall (i) take such steps as shall be reasonably calculated to prevent the accrual of any right to a set-of against rent, (ii) notify Lender thereof and of the amount of said set-offs, and (iii) within ten days after such accrual, reimburse the tenant who shall have acquired such right to set-off or take such other steps as shall effectively discharge such set-off and as shall assure that rents thereafter due shall continue to be payable without set-off or deduction.

     Upon Lender's request, Borrower shall assign to Lender, by written instrument satisfactory to Lender, all leases now existing or hereafter made of all or any part of the Property and all security deposits made by tenants in connection with such leases of the Property. Upon assignment by Borrower to Lender of any leases of the Property, Lender shall have all of the rights and powers possessed by Borrower prior to such assignment and Lender shall have the right to modify, extend or terminate such existing leases and to execute new leases, in Lender's sole discretion.

17. REMEDIES CUMULATIVE. Each remedy provided in this Instrument is distinct and cumulative to all other rights or remedies under this Instrument or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

18. ACCELERATION IN CASE OF BORROWER'S INSOLVENCY. If Borrower shall voluntarily file a petition under the Federal Bankruptcy Act, as such Act may from time to time be amended, or under any similar or successor Federal statute relating to bankruptcy, insolvency, arrangements or reorganizations, or under any state bankruptcy or insolvency act, or file an answer in an involuntary proceeding admitting insolvency or inability to pay debts, or if Borrower shall fail to obtain a vacation or stay of involuntary proceedings brought for the reorganization, dissolution or liquidation of Borrower, or if Borrower shall be adjudged a bankrupt, or if a trustee or receiver shall be appointed for Borrower or Borrower's property, or if the Property shall become subject to the jurisdiction of a Federal bankruptcy court or similar state court, or if Borrower shall make an assignment for the benefit of Borrower's creditors, or if there is an attachment, execution or other judicial seizure of any portion of Borrower's assets and such seizure is not discharged within ten days, then
Lender may, at Lender's option, declare all of the sums secured by this Instrument to be immediately due and payable without prior notice to Borrower, and Lender may invoke any remedies permitted by paragraph 27 of this Instrument. Any attorney's fees and other expenses incurred by Lender in connection with Borrower's bankruptcy or any of the other aforesaid events shall be additional indebtedness of Borrower secured by this Instrument pursuant to paragraph 8 hereof.

SEE ATTACHED RIDER TO MULTIFAMILY INSTRUMENT.

21. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements herein contained shall bind, and the rights hereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of paragraph 19 hereof. All covenants and agreements of Borrower shall be joint and several. In exercising any rights hereunder or taking any actions provided for herein, Lender may act through its employees, agents or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Instrument are for convenience only and are not to be used to interpret or define the provisions hereof.

22. UNIFORM MULTIFAMILY INSTRUMENT; GOVERNING LAW; SEVERABILITY. This form of multifamily instrument combines uniform covenants for national use and non-uniform covenants with limited variations by jurisdiction to constitute a uniform security instrument covering real property and related fixtures and personal property. This Instrument shall be governed by the law of the jurisdiction in which the Property is located. In the event that any provision of this Instrument or the Note conflicts with applicable law, such conflict shall not affect other provisions of this
                                                                  (5 of 8 pages)

Instrument of the Note which can be given effect without the conflicting provisions, and to this end the provisions of this Instrument and the Note are declared to be severable. In the event that any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower is interpreted so that any charge provided for in this Instrument or in the Note, whether considered separately or together with other charges levied in connection with this Instrument and this Note, violates such law, and Borrower is entitled to the benefit of such law, such charge is hereby reduced to the extent necessary to eliminate such violation. The amounts, if any, previously paid to Lender in excess of the amounts payable to Lender pursuant to such charges as reduced shall be applied by Lender to reduce the principal of the indebtedness evidenced by the Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all indebtedness which is secured by this Instrument or evidenced by the Note and such constitutes interest, as well as all other charges levied in connection with such indebtedness which constitute interest, shall be deemed to be located and spread over the stated term of the Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest computed thereby is uniform throughout the stated term of the Note.

23. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Instrument or to any action brought to enforce the Note or any other obligation secured by this Instrument.

24. WAIVER OF MARSHALLING. Notwithstanding the existence of any other security interests in the Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Property shall be subjected to the remedies provided herein, Lender shall have the right to determine the order in which any or all portions of the indebtedness secured hereby are satisfied from the proceeds realized upon the exercise of the remedies provided herein. Borrower, any party who consents to this Instrument and any part who now or hereafter acquires a security interest in the Property and who has actual or constructive notice hereof hereby waives any and all right to require the marshalling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein.

26. ASSIGNMENT OF RENTS; APPOINTMENT OF RECEIVER; LENDER IN POSSESSION. As part of the consideration for the indebtedness evidenced by the Note, Borrower hereby absolutely and unconditionally assigns and transfers to Lender all the rents and revenues of the Property, including those now due, past due, or to become due by virtue of any lease or other agreement for the occupancy or use of all or any part of the Property, regardless of to whom the rents and revenues of the Property are payable. Borrower hereby authorizes Lender or Lender's agents to collect the aforesaid rents and revenues and hereby directs each tenant of the Property to pay such rents to Lender or Lender's agents; provided, however, that prior to written notice given by Lender tro Borrower of the breach by Borrower of any covenant or agreement of Borrower to this Instrument, Borrower shall collect and receive all rents and revenues of the Property as trustee for the benefit of Lender and Borrower, to apply the rents and revenues so collected to the sums secured by this Instrument in the order provided in paragraph 3 hereof with the balance, so long as no such breach has occurred, to the account of Borrower, it being intended by Borrower and Lender that this assignment of rents constitutes the absolute assignment and not an assignment for additional security only. Upon delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument, and without the necessity of Lender entering upon and taking and maintaining full control of the Property in person, by agent or by a court-appointed receiver, Lender shall immediately be entitled to possession of all rents and revenues of the Property as specified in this paragraph 26 as the same become due and payable, including but not limited to rents then due and unpaid, and all such rents shall immediately upon delivery of such notice be held by Borrower as trustee for the benefit of Lender only; provided, however, that the written notice by Lender to Borrower of the breach by Borrower shall contain a statement that Lender exercises its rights to such rents. Borrower agrees that commencing upon delivery of such written notice of Borrower's breach by Lender to Borrower, each tenant of the Property shall make such rents payable to and pay such rents to Lender or Lender's agents on Lender's written demand to each tenant therefor, delivered to each tenant personally, by mail or by delivering such demand to each rental unit, without any liability on the part of said tenant to inquire further as to the existence of a default by Borrower.

     Borrower hereby covenants that Borrower has not executed any prior assignment of said rents, that Borrower has not performed, and will not perform, any acts or has not executed, and will not execute, any instrument which would prevent Lender from exercising its rights under this paragraph 26, and that at the time of exemption of this Instrument there has been no anticipation or prepayment of any of the rents of the Property for more than two months prior to the due dates of such rents. Borrower covenants that Borrower will not hereafter collect or accept payment of any rents of the Property more than two months prior to the due dates of such rents. Borrower further covenants that Borrower will execute and deliver to Lender such further assignments of rents and revenues of the Property as Lender may from time to time request.

     Upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Lender may in person, by agent or by a court-appointed receiver, regardless of the adequacy of Lender's security, enter upon and take and maintain full control of the Property in order to perform all acts necessary and appropriate for the operation and maintenance thereof including, but not limited to, the execution, cancellation or modification of leases, the collection of all rents and revenues of the Property, the making of repairs to the Property and the execution or permission of contracts providing for the management or maintenance of the Property, all on such terms as are deemed best to protect the security of this Instrument. In the event Lender elects to seek the appointment of a receiver for the Property upon Borrower's breach of any covenant or agreement of Borrower in this Instrument, Borrower hereby expressly consents to the appointment of such receiver. Lender or the receiver shall be entitled to receive a reasonable fee for so managing the Property.

     All rents and revenues collected subsequent to delivery of written notice by Lender to Borrower of the breach by Borrower of any covenant or agreement of Borrower in this Instrument shall be applied first to the costs, if any, of taking control of and managing the Property and collecting the rents, including, but not limited to, attorney's fees, receiver's fees, premiums on receiver's bonds, costs of repairs to the Property, premiums on insurance policies, taxes, assessments and other charges on the Property, and the costs of discharging any obligation or liability of Borrower as lessor or landlord of the Property and then to the sums secured by this Instrument. Lender or the receiver shall have access to the books and records used in the operation and maintenance of the Property and shall be liable to account only for those rents actually received. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Property by reason of anything done or left undone by Lender under this paragraph 26.

     If the rents of the Property are not sufficient to meet the costs, if any, of taking control of and managing the Property and collecting the rents, any funds expended by Lender for such purposes shall become indebtedness of Borrower to Lender secured by this Instrument pursuant to paragraph 8 hereof. Unless Lender and Borrower agree in writing to other terms of payment, such amounts shall be payable upon notice from Lender to Borrower requesting payment thereof and shall bear interest from the date of disbursement at the rate stated in the Note unless payment of interest at such rate would be contrary to applicable law, in which event such amounts shall bear interest at the highest rate which may be collected from Borrower under applicable law.

     Any entering upon and taking and maintaining of control of the Property by Lender or the receiver and any application of rents as provided herein shall not cure or waive any default hereunder or invalidate any other right or remedy of Lender under applicable law or provided herein. This assignment of rents of the Property shall terminate at such time as this Instrument cases to secure indebtedness held by Lender.
                                                                  (6 of 8 pages)

27. ACCELERATION; REMEDIES. Upon Borrower' breach of any covenant or agreement of Borrower in this Instrument, including, but not limited to, the covenants to pay when due any sums secured by this Instrument, Lender at Lender's option may declare all of the sums secured by this Instrument to be immediately due and payable without further demand and may foreclose this Instrument by judicial proceeding and may invoke any other remedies permitted by applicable law or provided herein. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including, but not limited to, attorney's fees, costs of documentary evidence, abstracts and title reports.

28. RELEASE. Upon payment of all sums secured by this Instrument, Lender shall release this Instrument. Borrower shall pay Lender's reasonable costs incurred in releasing this Instrument.

29. WAIVER OF HOMESTEAD, DOWER, REDEMPTION AND APPRAISEMENT. Borrower hereby waives all right of homestead exemption in and statutory redemption of the Property and all right of appraisement of the Property and relinquishes all right of dower in the Property.**

30. FUTURE ADVANCES. Upon request of Borrower, Lender, at Lender's option so long as this Instrument secures indebtedness held by Lender, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Instrument when evidenced by promissory notes stating that said notes are secured hereby. At no time shall the principal amount of the indebtedness secured by this Instrument, not including sums advanced in accordance herewith to protect the security of this Instrument, exceed the original amount of the Note (US $6,100,000.00) plus the additional sum of US $N/A.

31. * See Below.

     IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.

                     BORROWER:

                     WATERTON RAINTREE, L.L.C., a Delaware
                     limited liability company

                     By: Waterton Residential Property Fund II L.P., a
                         Delaware limited partnership, its Sole
                         Member

                         By: Waterton Fund II Managers L.P., a
                             Delaware limited partnership, its
                             General Partner

                             By: VS Managers, L.L.C., an
                                 Illinois limited liability
                                 company, its General Partner

                                 By:/s/ Peter M. Vilim
                                 Name:  Peter M. Vilim
                                 Title: Managing Member

                        Borrower's Address:

                        c/o Waterton Associates
                        225 West Washington Street, Suite 1640
                        Chicago, Illinois 60606

* This Instrument has been amended and supplemented in certain respects as set forth in the Rider to Multifamily Instrument (the "Rider") annexed hereto and incorporated herein by this reference. In the event of any inconsistency between the printed portion of this Instrument and the provisions of said Rider, the provisions of said Rider shall control.

** including waiver of all rights of redemption under the Act of the General Assembly of the State of Arkansas approved May 8, 1899, and all amendments hereto.
                                                                  (7 of 8 pages)

                                 ACKNOWLEDGMENT

STATE OF ARKANSAS, PULASKI COUNTY, ss:

     On this 27th day of July 1999, before me, the undersigned officer, personally, appeared Peter M. Vilim who acknowledged himself/herself to be the Managing Member of V.S. Managers, L.L.C., an Illinois limited liability company, who is the general partner of Waterton II Fund Managers, L.P., a Delaware limited partnership, who is the sole member of Waterton Raintree, L.L.C., a Delaware limited liability company, and he/she as such Managing Member, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of Waterton Raintree, L.L.C.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal.


My Commission Expires:                               /s/ Tracy Bryant
3-17-2007                                                Notary Public

SEAL

                                                                  (8 of 8 pages)

                                    EXHIBIT A

All of lot 1, White Rock Terrace, an addition to the City of Little Rock, Pulaski County, Arkansas, as shown on plat recorded in plat book 32, page 19, records Pulaski County, Arkansas; Lot 2, White Rock Terrace an addition to the City of Little Rock, Pulaski County, Arkansas as shown on plat recorded in plat book 32, page 19, records of Pulaski County, Arkansas, less and except that part described and platted as lot 2A, White Rock Terrace, an addition to the City of Little Rock, Pulaski County, Arkansas, as shown on plat recorded as plat book No. A-774, records of Pulaski County, Arkansas; all of that part of the lands dedicated as right of way for Raintree Lane by said plat of White Rock Terrace Addition recorded in plat book 32, page 19, records of Pulaski County, Arkansas, and the North half of the forty (40) foot street right of way, closed by City Ordinance No. 14,125, filed as instrument No. 81-40181, records of Pulaski County, Arkansas, all being described as follows: Beginning at the Northwest corner of said Lot 1 (PAGIS Monument), thence South 87 deg. 55 min. 30 sec. East, along the North line of said Lot 1, 458.76 feet to the Northeast corner of said Lot 1 (PAGIS Monument); thence South 02 deg. 04 min. 30 sec. West, 15.00 feet; thence South 87 deg. 55 min. 30 sec. East, 742.6 feet to the Northeast corner of said Lot 2; thence South 01 deg. 19 min. 30 sec. West along the west right of way line of Brookside Drive, 256.74 feet to the Northeast corner of Lot 2A; thence North 88 deg. 08 min. 30 sec. West along the North line of said Lot 2A a distance of 300.2 feet; thence South 63 deg. 51 min. 30 sec. West along said Northerly line of Lot 2A a distance of 418.5 feet; thence North 88 deg. 08 min. 30 sec. West along said Northerly line of Lot 2A a distance of 109.73 feet; thence South 49 deg. 51 min. 30 sec. West along said Northerly line of Lot 2A a distance of 40.2 feet; thence South 30 deg. 19 min. 50 sec. East along the Westerly line of said Lot 2A, a distance of 156.92 feet to the Southwest corner of said Lot 2A; thence South 01 deg. 51 min. 30 sec. West, 20.00 feet; thence North 88 deg. 08 min. 30 sec. West, 178.06 feet; thence North 87 deg. 51 min. 30 sec. West, 295.49 feet to the East right of way line of Reservoir Road; thence North 01 deg. 28 min. 30 sec. East along said East right of way line of Reservoir Road a distance of 651.03 feet to the Point of Beginning, less and except White Rock Lane right of way, containing 507,256.2 sq. ft. (11.645 acres), more or less, Exclusive of right of way for White Rock Lane.

                         RIDER TO MULTIFAMILY INSTRUMENT
                          (Barrington Hills Apartments)


     THIS RIDER TO MULTIFAMILY INSTRUMENT (the "Rider") is made as of the 1st day of July, 1999, and is incorporated into and shall be deemed to amend and supplement the Multifamily Mortgage, Deed of Trust or Deed to Secure Debt of the same date (the "Instrument"), given by the undersigned, WATERTON RAINTREE, L.L.C., a Delaware limited liability company (the "Borrower"), to secure Borrower's Multifamily Note of the same date (the "Note") with Addendum to Multifamily Note of the same date (the "Addendum") to BERKSHIRE MORTGAGE FINANCE LIMITED PARTNERSHIP, a Massachusetts limited partnership, One Beacon Street, 14th Floor, Boston, Massachusetts 02108 [Insert address of Lender], and its successors, assigns and transferees (the "Lender"), covering the property described in the Instrument and defined therein as the "Property," located at:

                1221 Reservoir Road, Little Rock, Arkansas 72227
                               [Property Address]

The Property is located entirely within the State of Arkansas [Insert name of state in which the Property is located] (the "Property Jurisdiction").

     The term "Loan Documents" when used in this Rider shall mean, collectively, the following documents: (i) the Instrument, as modified by this Rider and any other riders to the Instrument given by Borrower to Lender and covering the Property; (ii) the Note, as modified by the Addendum and any other addendum to the Note; and (iii) all other documents or agreements, including any Collateral Agreements (as defined below) or O&M Agreements (as defined below), arising under, related to, or made in connection with, the loan evidenced by the Note, as such Loan Documents may be amended from time to time. Any conflict between the provisions of the Instrument and the Rider shall be resolved in favor of the Rider.

     The covenants and agreements of this Rider, and the covenants and agreements of any other riders to the Instrument given by Borrower to Lender and covering the Property, shall be incorporated into and shall amend and supplement the covenants and agreements of the Instrument as if this Rider and the other riders were a part of the Instrument and all references to the Instrument in the Loan Documents shall mean the Instrument as so amended and supplemented.

     ADDITIONAL COVENANTS. In addition to the covenants ands agreements made in the Instrument, Borrower and Lender further covenant and agree as follows:

A. Funds for Taxes, Insurance and Other Charges

     Uniform Covenant 2 of the Instrument("Funds for Taxes, Insurance and Other Charges") is amended to change the title to "Funds for Taxes, Insurance and Other Charges; Collateral Agreements." Existing Uniform Covenant 2 is amended to become Uniform Covenant 2A. The following new Uniform Covenant 2B is added at the end of Uniform Covenant 2A:

2B Replacement Reserve Agreement, Completion/Repair Agreement, Achievement Agreement and Other Collateral Agreements

     (a) Replacement Reserve Agreement

     Borrower shall deposit with Lender the amounts required by the Replacement Reserve and Security Agreement (the "Replacement Reserve Agreement") between
Borrower and Lender, dated the date of the Note, at the times required by the Replacement Reserve Agreement, and shall perform all other obligations as and when required pursuant to the Replacement Reserve Agreement.

     (b) Completion/Repair Agreement

     Borrower shall deposit with Lender the amount required by the Completion/Repair and Security Agreement (the "Completion/Repair Agreement") between Borrower and Lender (if any), dated the date of the Note, at the time required by the Completion/Repair Agreement, and shall perform all other obligations as and when required pursuant to this Completion/Repair Agreement.

     (c) Achievement Agreement

     Borrower shall perform all of its obligations as and when required pursuant to the Achievement Agreement between Borrower and Lender (if any), dated the date of the Note.

     (d) Collateral Agreements

     As used herein, the term "Collateral Agreement" shall mean any of the Replacement Reserve Agreement, the Completion/Repair Agreement, the Achievement Agreement and any similar agreement which has been entered into between Borrower and Lender in connection with the loan evidenced by the Note.

B. Application of Payments

     Uniform Covenant 3 of the Instrument ("Application of Payments") is amended to add the following sentence at the end thereof:

     Notwithstanding the preceding sentence, (i) Lender shall be permitted to apply any partial payment received from Borrower in any manner determined by Lender and in any order of priority of application as determined by Lender, in Lender's sole discretion, and (ii) upon any breach of any covenant or agreement of Borrower in the Instrument, the Note or any other Loan Document, Lender shall be permitted to apply any funds held pursuant to any Collateral Agreement in any manner which is permitted pursuant to such Collateral Agreement and in any order of priority of application as determined by Lender, in Lender's sole discretion.

                                                                  (1 of 8 pages)

C. Hazard Insurance; Restoration of Property

     Uniform Covenant 5 of the Instrument ("Hazard Insurance") is amended to add the following sentence at the end thereof:

     Lender shall not exercise Lender's option to apply insurance proceeds to the payment of the sums secured by the Instrument if all of the following conditions are met: (i) Borrower is not in breach or default of any provision of the Instrument, the Note or any other Loan Document; (ii) Lender determines that there will be sufficient funds to restore and repair the Property to a condition approved by Lender; (iii) Lender determines that the rental income of the Property, after restoration and repair of the Property to a condition approved by Lender, will be sufficient to meet all operating costs and other expenses, payments for reserves and loan repayment obligations relating to the Property; and (iv) Lender determines that restoration and repair of the Property to a condition approved by Lender will be completed prior to the earlier of either
(1) the maturity date of the Note or (2) within one year of the date of the loss or casualty to the Property.

D. Environmental Hazards Provision

     In addition to Borrower's covenants and agreements under Uniform Covenant 6 of the Instrument ("Preservation and Maintenance of Property; Leaseholds"), Borrower further covenants and agrees that Borrower shall not:

     (a) cause or permit the presence, use, generation, manufacture, production, processing, installation, release, discharge, storage (including aboveground and underground storage tanks for petroleum or petroleum products), treatment, handling, or disposal of any Hazardous Materials (as defined below) (excluding the safe and lawful use and storage of quantities of Hazardous Materials customarily used in the operation and maintenance of comparable multifamily properties or for normal household purposes) on or under the Property, or in any way affecting the Property or its value, or which may form the basis for any present or future demand, claim or liability relating to contamination, exposure, cleanup or other remediation of the Property or;

     (b) cause or permit the transportation to, from or across the Property of any Hazardous Material (excluding the safe and unlawful use and storage of quantities of Hazardous Materials customarily used in the operation and maintenance of comparable multifamily properties or for normal household purposes); or

     (c) cause or exacerbate any occurrence or condition on the Property that is or may be in violation of Hazardous Materials Law (as defined below).

(The matters described in (a), (b) and (c) above are referred to collectively below as "Prohibited Activities or Conditions.")

     Except with respect to any matters which have been disclosed in writing by Borrower to Lender prior to the date of the Instrument, or matters which have been disclosed in an environmental hazard assessment report of the Property received by Lender prior to the date of the Instrument, Borrower represents and warrants that it has not at any time caused or permitted any Prohibited
Activities  or  Conditions  and to the  best  of its  knowledge,  no  Prohibited
Activities or Conditions exist or have existed on or under the Property. Borrower shall take all appropriate steps (including but not limited to appropriate lease provisions) to prevent its employees, agents, and contractors, and all tenants and other occupants on the Property, from causing, permitting or exacerbating any Prohibited Activities or Conditions. Borrower shall not lease or allow the sublease of all or any portion of the Property for non- residential use to any tenant or subtenant that, in the ordinary course of its business, would cause, permit or exacerbate any Prohibited Activities or Conditions, and all non-residential leases and subleases shall provide that tenants and subtenants shall not cause, permit or exacerbate any Prohibited Activities or Conditions.

     If Borrower has disclosed that Prohibited Activities or Conditions exist on the Property, Borrower shall comply in a timely manner with, and cause all employees, agents, and contractors of Borrower and any other persons present on the Property to so comply with, (1) any program of operations and maintenance ("O&M Program") relating to the Property that is acceptable to Lender with respect to one or more Hazardous Materials (which O&M Program may be set forth in an agreement of Borrower (an "O&M Agreement")) and all other obligations set forth in any O&M Agreement, and (2) all Hazardous Materials Laws. Any O&M Program shall be performed by qualified personnel. All costs and expenses of the O&M Program shall be paid by Borrower, including without limitation, Lender's fees and costs incurred in connection with the monitoring and review of the O&M Program and Borrower's performance thereunder. If Borrower fails to timely commence or diligently continue and complete the O&M Program and comply with any O&M Agreement, then Lender may, at Lender's option, declare all of the sums secured by the Instrument to be immediately due and payable, and Lender may invoice any remedies permitted by paragraph 27 of the Instrument.

     Borrower represents that Borrower has not received, and has no knowledge of the issuance of, any claim, citation or notice of any pending or threatened suits, proceedings, orders, or governmental inquiries or opinions involving the Property that allege the violation of any Hazardous Materials Law ("Governmental Actions").

     Borrower shall promptly notify Lender in writing of: (i) the occurrence of any Prohibited Activity or Condition on the Property; (ii) Borrower's actual knowledge of the presence on or under any adjoining property of any Hazardous Materials which can reasonably be expected to have a material adverse impact on the Property or the value of the Property, discovery of any occurrence or condition on the Property or any adjoining real property that could cause any restrictions on the ownership, occupancy, transferability or use of the Property under Hazardous Materials Law. Borrower shall cooperate with any governmental inquiry, and shall comply with any governmental or judicial order which arises from any alleged Prohibited Activities or Conditions; (iii) any Governmental Action; and (iv) any claim made or threatened by any third party against Borrower, Lender, or the Property relating to loss or injury
                                                                  (2 of 8 pages)
resulting from any Hazardous Materials. Any such notice by Borrower shall not relieve Borrower of, or result in a waiver of any obligation of Borrower under this paragraph D.

     Borrower shall pay promptly the costs of any environmental audits, studies or investigations (including but not limited to advice of legal counsel) and the removal of any Hazardous Materials from the Property required by Lender as a condition of its consent to any sale or transfer under paragraph 19 of the Instrument of all or any part of the Property or any transfer occurring upon a foreclosure or a deed in lieu of foreclosure or any interest therein, or required by Lender following a reasonable determination by Lender that there may be Prohibited Activities or Conditions on or under the Property. Borrower authorizes Lender and its employees, agents and contractors to enter onto the Property for the purpose of conducting such environmental audits, studies and investigations. Any such costs and expenses incurred by Lender (including but not limited to fees and expenses of attorneys and consultants, whether incurred in connection with any judicial or administrative process or otherwise) which Borrower fails to pay promptly shall become immediately due and payable and shall become additional indebtedness secured by the Instrument pursuant to Uniform Covenant 8 of the Instrument.

     Borrower shall hold harmless, defend and indemnify Lender and its officers, directors, trustees, employees, and agents from and against all proceedings (including but not limited to Government Actions), claims, damages, penalties, costs and expenses (including without limitation fees and expenses of attorneys and expert witnesses, investigatory fees, and cleanup and remediation expenses, whether or not incurred within the context of the judicial process), arising directly or indirectly from (i) any breach of any representation, warranty, or obligation of Borrower contained in this paragraph D or (ii) the presence or alleged presence of Hazardous Materials on or under the Property. Lender agrees that the liability created under this paragraph shall be limited to the assets of Borrower and Lender shall not seek to recover any deficiency from any natural persons who are general partners of Borrower (if Borrower is a partnership).

     The term "Hazardous Materials," for purposes of this paragraph D, includes petroleum and petroleum products, flammable explosives, radioactive materials (excluding radioactive materials in smoke detectors), polychlorinated biphenyls, lead, asbestos in any form that is or could become friable, hazardous waste, toxic or hazardous substances or otherrelated materials whether in the form of a chemical, element, compound, solution, mixture or otherwise including, but not limited to, those materials defined as "hazardous substances," "extremely hazardous substances," "hazardous chemicals," "hazardous materials," "toxic substances," "solid waste," "toxic chemicals," "air pollutants," "toxic pollutants," "hazardous wastes," "extremely hazardous waste," or "restricted hazardous waste" by Hazardous Materials Law or regulated by Hazardous Materials Law in any manner whatsoever.

     The term "Hazardous Materials Law," for the purposes of this paragraph D, means all federal, state, and local laws, ordinances and regulations and standards, rules, policies and other binding governmental requirements and any court judgments applicable to Borrower or to the Property relating to industrial hygiene or to environmental or unsafe conditions or to human health including, but not limited to, those relating to the generation, manufacture, storage, handling, transportation, disposal, release, emission or discharge of Hazardous Materials, those in connection with the construction, fuel supply, power generation and transmission, waste disposal or any other operations or processes relating to the Property, and those relating to the atmosphere, soil, surface and ground water, wetlands, stream sediments and vegetation on, under, in or about the Property.

     The representations, warranties, covenants, agreements, indemnities and undertakings of Borrower contained in this paragraph D shall be in addition to any and all other obligations and liabilities that Borrower may have to Lender under applicable law.

     The representations, warranties, covenants, agreements, indemnities and undertakings of Borrower contained in this paragraph D shall continue and survive notwithstanding the satisfaction, discharge, release, assignment, termination, subordination or cancellation of the Instrument or the payment in full of the principal of and interest on the Note and all other sums payable under the Loan Documents or the foreclosure of the Instrument or the tender or delivery of a deed in lieu of foreclosure or the release of any portion of the Property from the lien of the Instrument, except with respect to any Prohibited Activities or Conditions or violation of any of the Hazardous Materials Laws which first commences and occurs after the satisfaction, discharge, release, assignment, termination or cancellation of the Instrument following the payment in full of the principal of and interest on the Note and all other sums payable under the Loan Documents or which first commences or occurs after the actual dispossession from the entire Property of the Borrower and all entities which control, are controlled by, or are under common control with the Borrower (each of the foregoing persons or entities is hereinafter referred to as a "Responsible Party") following foreclosure of the Instrument or acquisition of the Property by a deed in lieu of foreclosure. Nothing in the foregoing sentence shall relieve the Borrower from any liability with respect to any Prohibited Activities or Conditions or violation of Hazardous Materials Laws where such Prohibited Activities or Conditions or violation of Hazardous Materials Laws commences or occurs, or is present as a result of, any act or omission by any Responsible Party or by any person acting on behalf of a Responsible Party.

E. Books, Records and Financial Information

     Uniform Covenant 10 of the Instrument ("Books and Records") is amended to read as follows:

     Borrower shall keep and maintain at all times and upon Lender's request, Borrower shall make available at the Property address, complete and accurate books of accounts and records in sufficient detail to correctly reflect the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property (including but not limited to all bills, invoices and contracts for electrical service, gas service, water and sewer service, waste management service, telephone service and management services). These books, records, contracts, leases and other instruments shall be subject to examination and inspection at any reasonable time by Lender. Borrower shall furnish to Lender the following: (i) within 120 days after the end of each fiscal year of
                                                                  (3 of 8 pages)

Borrower, a statement of income and expenses of the Property and a statement of changes in financial position and when requested by Lender, a balance sheet, each in reasonable detail and certified by Borrower and, if Lender shall require, the foregoing statements shall be audited by an independent certified public accountant; (ii) together with the foregoing financial statements and at any other time upon Lender's request, a rent schedule for the Property, in the form required by Lender and certified by Borrower, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid and any other information requested by Lender; (iii) upon Lender's request, an accounting of all security deposits held in connection with any lease of any part of the Property, including the name and identification number of the accounts in which such security deposits are held, the name and address of the financial institutions in which such security deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to access information regarding such accounts; and (iv) promptly upon Borrower's receipt, copies of any complaint filed against the Borrower or the Property management alleging any violation of fair housing law, handicap access or the Americans with Disabilities Act and any final administrative or judicial dispositions of such complaints. If Borrower shall fail to timely provide the financial statements required by clause (i) above, Lender shall have the right to have the Borrower's books and records audited in order to obtain such financial statements, and any such costs and expenses incurred by Lender which Borrower fails to pay promptly shall become immediately due and payable and shall become additional indebtedness secured by the Instrument pursuant to paragraph 8 of the Instrument.

F. Transfers of the Property or Significant Interests in Borrower; Transfer Fees

     Uniform Covenant 19 of the Instrument ("Transfers of the Property or Beneficial Interests in Borrower, Assumption") is amended to read as set forth below:

Transfers of the Property or Significant Interests in Borrower; Transfer Fees

     (a)  Definitions

     For purposes of the Instrument (and the Rider), the following terms have the respective meanings set forth below:

     (1) The term "Key Principal" means the natural person(s) identified as such at the foot of the Rider, and any natural person who becomes a Key Principal after the date of the Note and are identified as such in an amendment or supplement to the Loan Documents.

     (2) The term "Transfer" means a sale, assignment, transfer or other disposition (whether voluntary or by operation of law) of, or the granting or creating of a lien, encumbrance or security interest in, the Property or in ownership interests, and the issuance or other creation of ownership interests in an entity and the reconstitution of one type of entity to another type of entity.

     (3)  A "Significant Interest" in any entity shall mean the following:

          (i) if the entity is a general partnership or a joint venture, (A) any partnership interest in the general partnership, or (B) any interest of a joint venturer in a joint venture;

          (ii) if the entity is a limited partnership, (A) any limited partnership interest in the entity which, together with all other limited partnership interests in the entity Transferred since the date of the Note, exceeds 49% of all of the limited partnership interests in the entity, or (B) any general partnership interest in the entity;

          (iii)if the entity is a limited liability company, any membership interest which, together with all other membership interests in the limited liability company Transferred since the date of the Note, exceeds 49% of all of the membership interests in the limited liability company;

          (iv) if the entity is a corporation, any voting stock in the corporation which, together with all other voting stock of the corporation Transferred since the date of the Note, exceeds 49% of all of the voting stock of the corporation; or

          (v) if the entity is a trust, any beneficial interest in such trust which, together with all other beneficial interests in the trust Transferred since the date of the Note, exceeds 49% of all of the beneficial interests in the trust.

     (b)  Acceleration   of  the  Lease  Upon   Transfers  of  the  Property  or
          Significant Interests

     Lender may, at Lender's option, declare all sums secured by the Instrument immediately due and payable and Lender may invoke any remedies permitted by paragraph 27 of the Instrument if, without the Lender's prior written consent, any of the following shall occur:

     (1) a Transfer of all or any part of the Property or any interest in the Property;

     (2)  a Transfer of any Significant Interest in Borrower;

     (3) a Transfer of any Significant Interest in a corporation, partnership, limited liability company, joint venture, or trust which owns a Significant Interest in the Borrower;

     (4) if the Borrower is a trust, or if any trust owns a Significant Interest in the Borrower, the addition, deletion or substitution of a trustee of such trust, which addition, deletion or substitution has not been approved by Lender; or
                                                                  (4 of 8 pages)

     (5) a Transfer of all or any part of any Key Principal's ownership interest (other than limited partnership interests) in the Borrower, or in any other entity which owns, directly or indirectly, through one or more intermediate entities, an ownership interest in the Borrower.

     (c)  Transfers Permitted with Lender's Prior Consent

     Lender shall consent to a Transfer which would otherwise violate this paragraph 19 if, prior to the Transfer:

     (1) Borrower causes to be submitted to Lender all information required by Lender to evaluate the transferee and the Property as if a new loan were being made to the transferee and secured by the Property, in the case of a Transfer of all or any part of the Property or an interest therein, or to the Borrower (as reconstituted after the proposed Transfer), in the case of a Transfer of Significant Interests;

     (2) The transferee, in the case of a Transfer of all or any part of the Property or an interest therein, or the Borrower (as reconstituted after the proposed Transfer), in the case of a Transfer of Significant Interests, meet the eligibility, credit, management and other standards, and the Property meets the physical maintenance and replacement reserve requirements, customarily applied by Lender for approval of new borrowers and properties for loans secured by liens on multifamily properties;

     (3) In the case of a Transfer of all or any part of the Property, the proposed transferee (i) executes an agreement acceptable to Lender pursuant to which the proposed transferee agrees, upon consummation of the Transfer, to assume and to pay and perform all obligations of the Borrower under the Note, the Instrument and the other Loan Documents,
          (ii) causes one or more individuals acceptable to Lender to execute and deliver to Lender an amendment or supplement to the Loan Documents as "Key Principal," and (iii) executes such documents and otherwise provides such documents and information as required by Lender in connection with the Transfer;

     (4) In the case of a Transfer of a Key Principal's ownership interest pursuant to paragraph 19(b)(5), (i) the Borrower (as reconstituted after the proposed Transfer) executes an agreement acceptable to Lender that ratifies and confirms the obligations of Borrower under the Note, the Instrument and the other Loan Documents, (ii) one or more individuals acceptable to Lender execute and deliver to Lender an amendment or supplement to the Loan Documents as "Key Principal," and
          (iii) the Borrower executes such documents and otherwise provides such documents and information as required by Lender in connection with the Transfer; and

     (5) Borrower pays to Lender a $3000 non-refundable application fee and a transfer fee equal to one percent (1%) of the sums secured by the Instrument. In addition, Borrower shall be required to reimburse Lender for all of Lender's out of pocket expenses incurred in connection with the assumption, to the extent such expenses exceed $3000. *(*provided, however, that no such transfer fee shall be required in the case of a Transfer of any ownership interest in Borrower among any of the partners of Waterton Residential Property Fund II L.P. ("WRPFII LP"), or its "Permitted Affiliates", provided that: (A) the ownership and management of Borrower remains under the direction and control of either (i) David R. Schwartz and Peter M. Vilim, (ii) Lehman Brothers Holdings, Inc., or (iii) any Permitted Affiliates; and (b) such Transfer satisfies all of the other condition of this paragraph F(c). As used herein, the term "Permitted Affiliates" means, with respect to WRPFII LP, any person who on the date of the Instrument (A) directly or indirectly owns, controls or holds 100% of the outstanding voting securities of and at least 51% of the equity and beneficial interests in WRPFII LP, (B) 100% of whose outstanding voting securities and at least 51% of the equity and beneficial interests are directly or indirectly owned, controlled or held by WRPFII LP, or (C) 100% of whose outstanding securities and at least 51% of the equity and other beneficial interests are directly or indirectly owned, controlled or held by a person or persons who directly or indirectly own, control or hold 100% of the outstanding securities and equity and other beneficial interests of WRPFII LP.)

     (d)  No Acceleration of the Loan For Transfers Caused By Certain Events

     Notwithstanding the foregoing provisions of this covenant, Lender shall not be entitled to declare sums secured by the Instrument immediately due and payable or to invoke any remedy permitted by paragraph 27 of the Instrument solely upon the occurrence of any of the following:

     (1) A Transfer that occurs by inheritance, devise, or bequest or by operation of law upon the death of a natural person who is an owner of the Property or the owner of a direct or indirect ownership interest in the Borrower.

     (2) The grant of a leasehold interest in individual dwelling units for a term of two years or less and leases for commercial uses as long as commercial leases do not exceed 20 percent of the rentable space of the Property (measured as required by Lender) and provided that all such leasehold interests do not contain an option to purchase the Property.

     (3) A sale or other disposition of obsolete or worn out personal property which is contemporaneously replaced by comparable personal property of equal or greater value which is free and clear of liens, encumbrances and security interests other than those created by the Loan Documents.

     (4) The creation of a mechanic's or materialmen's lien or judgment lien against the Property which is released of record or otherwise remedied to Lender's satisfaction, within 30 days of the date of creation.

     (5) The grant of an easement, if prior to the granting of the easement the Borrower causes to be submitted to Lender all information required by Lender to evaluate the easement, and if Lender determines that the easement will not materially affect the operation of the Property or Lender's interest in the Property and Borrower pays to Lender, on demand, all cost and expenses incurred by Lender in connection with reviewing Borrower's request.

G. Notice

     Uniform Covenant 20 of the Instrument ("Notice") is amended to read as follows:

     Each notice, demand, consent, or other approval (collectively, "notices" and singly, "notice") given under the Note, the Instrument, and any other Loan Document, shall be in writing to the other party, and if to Borrower, at its address set forth below Borrower's signature on the Instrument, and if to Lender at its address set forth at the beginning of the Rider, or at such other address as such party may designate by notice to the other party and shall be deemed given (a) three (3) Business Days after mailing, by certified or registered U.S. mail, return receipt requested, postage prepaid, (b) one (1) Business Day after delivery, fee prepaid, to a national overnight delivery
                                                                  (5 of 8 pages)
service, or (c) when delivered, if personally delivered with proof of delivery thereof.

     Borrower and Lender each agrees that it will not refuse or reject delivery of any notice given hereunder, that it will acknowledge, in writing, the receipt of the same upon request by the other party and that any notice rejected or refused by it shall be deemed for all purposes of this Agreement to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service. As used in the Instrument, the term "Business day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

     Lender shall not be required to deliver notice to Key Principal in connection with any notice given to Borrower. However, if Lender shall deliver notice to Key Principal, such notice shall be given in the manner provided in this Uniform Covenant 20, at Key Principal's address set forth at the foot of the Rider.

H. Governing Law

     In addition to the governing law provision of Uniform Covenant 22 of the Instrument ("Uniform Multifamily Instrument; Governing Law; Severability"), the Borrower and Lender covenant and agree as follows:

     (a) Choice of Law

     The validity of the Instrument and the other Loan Documents, each of their terms and provisions, and the rights and obligations of Borrower under the Instrument and the other Loan Documents, shall be governed by, interpreted, construed, and enforced pursuant to and in accordance with the laws of the Property Jurisdiction.

     (b) Consent to Jurisdiction

     Borrower consents to the exclusive jurisdiction of any and all state and federal courts with jurisdiction in the Property Jurisdiction over Borrower and the Borrower's assets. Borrower agrees that such assets shall be used first to satisfy all claims of creditors organized or domiciled in the United States of America ("USA") and that no assets of the Borrower in the USA shall be considered part of any foreign bankruptcy estate.

     Borrower agrees that any controversy arising under or in relation to the Note, the Instrument or any of the other Loan Documents shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which may arise under or in relation to the Note, and any security for the debt evidenced by the Note, including without limitation those controversies relating to the execution, interpretation, breach, enforcement, or compliance with the Note, the Instrument, or any other issue arising under, related to, or in connection with any of the Loan Documents. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any litigation arising from the Note, the Instrument or any of the other Loan Documents, and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

I. Acceleration; Remedies

     Covenant 27 of the Instrument ("Acceleration; Remedies) is amended to add the following at the end of the first paragraph:

     Upon the breach of any covenant or agreement by Borrower in the Instrument, (including, but not limited to, the covenants to pay when due sums secured by the Instrument) or any other Loan Document, Lender, at Lender's option may, in addition to any remedies specified in this covenant, invoke any other remedies provided in any Collateral Agreement.

     If Borrower is in default under any promissory note (other than the Note) evidencing a loan (the "Subordinate Loan") secured by a security instrument (other than the Instrument) covering all or any portion of the Property (the "Subordinate Instrument") or under any Subordinate Instrument or other loan document executed in connection with the Subordinate Loan, (and whether or not the Borrower has obtained the prior approval of Lender to the placement of such Subordinate Instrument on the Property) which default remains uncured after any applicable cure period, Borrower also then will be in default under the Note and the Instrument. In that event, the entire unpaid principal balance of the Note, accrued interest and any other sums due Lender secured by the Instrument then will become due and payable, at Lender's option. If Lender exercises this option to accelerate, Lender will do so in accordance with the provisions of the Note and the Instrument, and the Lender may invoke any and all remedies permitted by applicable law, the Note, the Instrument, or any of the other Loan Documents.

J. Single Asset Borrower

     Until the debt  evidenced by the Note is paid in full,  Borrower  shall not
(1) acquire any real or personal property other than the Property and assets (such as accounts) related to the operation and maintenance of the Property, or
(2) operate any business other than the management and operation of the Property.

K. Non-Recourse Liability

     Subject to the provisions of paragraph L and notwithstanding any other provision in the Note or Instrument, the personal liability of Borrower, any general partner of Borrower (if Borrower is a partnership), and any Key Principal to pay the principal of and interest on the debt evidenced by the Note and any other agreement evidencing Borrower's obligations under the Note and the Instrument shall be limited to (1) the real and personal property described as the "Property" in the Instrument, (2) the personal property described in and pledged under any Collateral Agreement executed in connection with the loan evidenced by the Note, (3) the rents, profits, issues, products and income of the Property received or collected by or on behalf of Borrower (the "Rents and Profits") to the extent such receipts
                                                                  (6 of 8 pages)
are necessary, first, to pay the reasonable expenses of operating, managing, maintaining and repairing the Property, including but not limited to real estate taxes, utilities, assessments, insurance premiums, repairs, replacements and ground rents, if any (the "Operating Expenses") then due and payable as of the time of receipt of such Rents and Profits, and then, to pay the principal and interest due under the Note, and any other sums due under the Instrument or any other Loan Document (including but not limited to deposits or reserves due under any Collateral Agreement), except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums.

     Except as provided in paragraph L, Lender shall not seek (a) any judgment for a deficiency against Borrower, any general partner of Borrower (if Borrower is a partnership) or any Key Principal, or Borrower's or any such general partner's or Key Principal's heirs, legal representatives, successors or assigns, in any action to enforce any right or remedy under the Instrument, or
(b) any judgment on the Note except as may be necessary in any action brought under the Instrument to enforce the lien against the Property or to exercise any remedies under any Collateral Agreement.

L. Exceptions to Non-Recourse Liability

     If, without obtaining Lender's prior written consent, (i) a Transfer shall occur which, pursuant to Uniform Covenant 19 of the Instrument, gives Lender the right, at its option, to declare all sums secured by the Instrument immediately due and payable, (ii) Borrower shall encumber the Property with the lien of any Subordinate Instrument in connection with any financing by Borrower, or (iii) Borrower shall violate the single asset covenant in paragraph J of the Rider, any of such events shall constitute a default by Borrower under the Note, the Instrument and the other Loan Documents and if such event shall continue for 30 days, paragraph K shall not apply from and after the date which is 30 days after such event and the Borrower, any general partner of Borrower (if Borrower is a partnership) and Key Principal (each individually on a joint and several basis if more than one) shall be personally liable on a joint and several basis for full recourse liability under the Note and the other Loan Documents.

     Notwithstanding paragraph K, Borrower, any general partner of Borrower (if Borrower is a partnership) and Key Principal (each individually on a joint and several basis if more than one), shall be personally liable on a joint and several basis, in the amount of any loss, damage or cost (including but not limited to attorneys' fees) resulting from (A) fraud or intentional misrepresentation by Borrower or Borrower's agents or employees or any Key Principal or general partner of Borrower in connection with obtaining the loan evidenced by the Note, or in complying with any of Borrower's obligations under the Loan Documents, (B) insurance proceeds, condemnation awards, security deposits from tenants and other sums or payments received by or on behalf of Borrower in its capacity as owner of the Property and not applied in accordance with the provisions of the Instrument (except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct disbursement of such sums or payments), (C) all Rents and Profits (except to the extent that Borrower did not have the legal right, because of a bankruptcy, receivership or similar judicial proceeding, to direct the disbursement of such sums), and not applied, first, to the payment of the reasonable Operating Expenses as such Operating Expenses become due and payable, and then, to the payment of principal and interest then due and payable under the Note and all other sums due under the Instrument and all other Loan Documents (including but not limited to deposits or reserves payable under any Collateral Agreement), (D) Borrower's failure to pay transfer fees and charges due under paragraph 19(c) of the Instrument, or (E) Borrower's failure following a default under any of the Loan Documents to deliver to Lender on demand all Rents and Profits, and security deposits (except to the extent that Borrower did not have the legal right because of a bankruptcy, receivership or similar judicial proceeding to direct disbursement of such sums), books and records relating to the Property.

     No provision of paragraphs K or L shall (i) affect any guaranty or similar agreement executed in connection with the debt evidenced by the Note, (ii) release or reduce the debt evidenced by the Note, (iii) impair the right of Lender to enforce the provisions of paragraph D of the Rider, (iv) impair the lien of the Instrument or (v) impair the right of Lender to enforce the provisions of any Collateral Agreement.

M. Waiver of Jury Trial

     Borrower and Key Principal (each for himself if more than one) (i) covenant and agree not to elect a trial by jury with respect to any issue arising under any of the Loan Documents triable by a jury and (ii) waive any right to trial by jury to the extent that any such right shall now or hereafter exist. This waiver of right to trial by jury is separately given, knowingly and voluntarily with the benefit of competent legal counsel by the Borrower and Key Principal, and this waiver is intended to encompass individually each instance and each issue as to which the right to a jury trial would otherwise accrue. Further, Borrower and Key Principal hereby certify that no representative or agent of the Lender (including, but not limited to, the Lender's counsel) has represented, expressly or otherwise, to Borrower or Key Principal that Lender will not seek to enforce the provisions of this paragraph M.

     ADDITIONAL PROVISIONS

     This Rider includes the additional provision set forth on page 7A of 8 pages hereof, which follows this page 7 of 8 pages.

                                                                  (7 of 8 pages)

                         RIDER TO MULTIFAMILY INSTRUMENT
                          (Barrington Hills Apartments)

                              ADDITIONAL PROVISIONS


N. Hazard Insurance

     Uniform Covenant 5 of the Instrument ("Hazard Insurance") is amended by striking from the third sentence of the fourth paragraph of said Uniform Covenant 5 (which sentence begins "If the insurance proceeds are applied. . .") the words "or change the amounts of such installments".

O. Condemnation

     Uniform Covenant 11 of the Instrument ("Condemnation") is amended by striking from the second sentence of the second paragraph of said Uniform Covenant 11 (which sentence begins "Unless Borrower and Lender otherwise agree.
 . .") the words "or change the amount of such installments".

P. Agreement to Pay Other Expenses Incurred by Lender

     The Borrower covenants and agrees that the Borrower shall pay all expenses incurred by the Lender from time to time in connection with the origination or administration of the indebtedness evidenced by the Note and secured by this Instrument or in connection with the Property, including, but not limited to, attorneys' fees, guaranty fees, survey fees, consultants' fees and title insurance premiums, immediately upon demand of the Lender and receipt by the Borrower of invoices or other evidence of such expenses.

Q. Amortization of Note

     The second paragraph of the Instrument is amended by deleting the portion thereof following the words "of even date herewith (herein "Note")," and inserting in lieu thereof the following:

     with interest on the unpaid principal balance from the first day of the month of the delivery of this Note, until paid, at the per annum rate of interest of 5.165% to, but not including, the first day of the month immediately preceding the Initial Remarketing Date, and thereafter, at a per annum rate equal to the Remarketing Rate in effect from time to time, adjusted as of the first day of the month immediately preceding each Remarketing Date, plus (i) 0.87% and (ii) such additional fees, expressed as a percentage, as are payable in accordance with the terms of the Indenture and the Financing Agreement from payments on the Pass-through Certificate (the "Adjusted Mortgage Rate"), until payment of the entire outstanding balance hereof; provided, that in the event the Trustee purchases the Bonds on behalf of Fannie Mae on a Remarketing Date following a failure of remarketing as provided in the Indenture, the Adjusted Mortgage Rate shall be equal to the lesser of (a) the maximum legal rate under the laws of the State of Arkansas or (b) the rate of twelve percent (12%) per annum plus (i) 0.87% and (ii) such additional fees, expressed as percentage, as are payable in accordance with the terms of the Indenture and the Financing Agreement from payments on the Pass-through Certificate, effective as of the first day of the month immediately preceding the date of purchase of the Bonds by the Trustee on behalf of Fannie Mae, to the date on which the Bonds are subsequently remarketed, or if the Bonds are not subsequently remarketed, until payment of the entire outstanding balance hereof.

     The principal and interest shall be payable at One Beacon Street, 14th Floor, Boston, Massachusetts 02108, or at such other place as Lender may designate in writing in consecutive monthly installments of Thirty-Six Thousand Seven Hundred Nine and 96/100 Dollars ($36,709.96) each, subject to reamortization as set forth below, on the first day of each month beginning August 1, 1999 (herein "amortization
                                                                 (7A of 8 pages)
     commencement date"), until the entire indebtedness evidenced hereby is fully paid, except that any remaining indebtedness, if not sooner paid, shall be due and payable on July 1, 2029 (herein "Note maturity date"); provided, that if the Bonds shall have been remarketed on a Remarketing Date or purchased by the Trustee on behalf of Fannie Mae following a failure of remarketing in accordance with the provisions of the Indenture, the outstanding principal balance of this Note shall be reamortized as of each such Remarketing Date or date of purchase of the Bonds by the Trustee on behalf of Fannie Mae, so as to change the amount of each subsequent installment of principal and interest to the amount necessary to amortize the remaining principal balance of this Note at an interest rate equal to the Adjusted Mortgage Rate over a period of 360 months minus the number of months in which regularly scheduled monthly installments of principal and interest shall have become due commencing with the amortization commencement date through the first day of the month preceding such Remarketing Date or date of purchase of the Bonds by the Trustee on behalf of Fannie Mae, with the first such revised payment being due hereunder on the first day of the month in which such Remarketing Date or purchase of the Bonds by the Trustee on behalf of Fannie Mae occurs; provided, however, that all remaining indebtedness evidenced by this Note shall be due and payable on the Note maturity date set forth above if not sooner paid.

R. Removal of Restrictions

     At any time on or after Lender's acquisition of title to the Property pursuant to Section 27 of the Instrument, Lender shall have the right, at its option, to operate and convey the Property free of the restrictions set forth in any land use restriction agreement relating to low income housing tax credits, except to the extent that Section 42(h)(6) of the Internal Revenue Code, as the same may be amended or modified, requires otherwise with respect to the three-year period following termination of such restrictions.
                                                                 (7B of 8 pages)

     BY SIGNING BELOW, Borrower accepts and agrees to the covenants and agreements contained in this Rider.

                         BORROWER:

                         WATERTON RAINTREE, L.L.C., a Delaware
                         limited liability company

                         By: Waterton Residential Property Fund II L.P., a
                             Delaware limited partnership, its Sole
                             Member

                             By: Waterton Fund II Managers L.P., a
                                 Delaware limited partnership, its
                                 General Partner

                                 By: VS Managers, L.L.C., an
                                     Illinois limited liability
                                     company, its General Partner

                                     By:/s/ Peter M. Vilim
                                            Name: Peter M. Vilim
                                            Title: Managing Member

     Acknowledgment and Agreement of Key Principal to Personal Liability for the Exceptions to Non-Recourse

     Key Principal (each for himself if more than one) hereby represents to Lender that he has a direct or indirect ownership interest in the Borrower and that he participates in the management of the Borrower.

     BY SIGNING BELOW, the undersigned Key Principal (each for himself if more than one) understands, accepts and agrees to the provisions of paragraphs F, G, L and M above. No transfer of Key Principal's ownership interest in Borrower or in any entity which directly or indirectly has an ownership interest in Borrower shall release Key Principal from liability hereunder, unless the Borrower and Key Principal shall have complied with the provisions of paragraph F above and Lender shall have approved the transfer and the substituted Key Principal. Key Principal shall have no right of subrogation against the Borrower or any general partner of Borrower by reason of any payment by Key Principal pursuant to paragraph L.

                                 KEY PRINCIPAL:

                                 /s/ Peter M. Vilim
                                     Peter M. Vilim, Individually

                                     225 West Washington Street, Suite 1650
                                     Chicago, Illinois 60606


                                 /s/ David R. Schwartz
                                     David R. Schwartz, individually

                                     225 West Washington Street, Suite 1650
                                     Chicago, Illinois 60606

     Attach notarial acknowledgment(s) for Key Principal. [Attach notarial acknowledgment(s) for Borrower signatories, if applicable]
                                                                  (8 of 8 pages)

                                 ACKNOWLEDGMENT


STATE OF ARKANSAS, PULASKI COUNTY, ss:

     On this 26th day of July, 1999, before me, the undersigned officer, personally, appeared Peter M. Vilim, who acknowledged himself/herself to be the Managing Member of V.S. Managers, L.L.C., an Illinois limited liability company, who is the general partner of Waterton II Fund Managers, L.P., a Delaware limited partnership, who is the sole member of Waterton Raintree, L.L.C., a Delaware limited liability company, and he/s he as such Managing Member being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of Waterton Raintree, L.L.C.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal.



My Commission Expires:                      /s/ Tracey A. Bryant
3-17-2007                                       Notary Public

SEAL

                                 ACKNOWLEDGMENT

STATE OF ARKANSAS, PULASKI COUNTY, ss:

     On this 26th day of July, 1999, before me, the undersigned officer, personally, appeared Peter M. Vilim who executed the foregoing instrument for the purposes therein contained.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal.


My Commission Expires:                      /s/ Tracey A. Bryant
3-17-2007                                            Notary Public

SEAL

                                 ACKNOWLEDGMENT

STATE OF ILLINOIS, COOK COUNTY, ss:

     On this 26th day of July, 1999, before me, the undersigned officer, personally, appeared David R. Schwartz who executed the foregoing instrument for the purposes therein contained.

     IN TESTIMONY WHEREOF, I hereunto set my hand and official seal.


My Commission Expires:                      /s/ Betsy Jaeger
8-21-1999                                       Notary Public

SEAL

This instrument was prepared by:

David J. McPherson, Esq.
Morgan, Lewis & Bockius LLP
1800 M Street, N.W.
Washington, D.C.  20036


                                  ASSIGNMENT OF
                              MULTIFAMILY MORTGAGE
                          (Barrington Hills Apartments)

KNOW ALL MEN BY THESE PRESENTS:

     THAT BERKSHIRE MORTGAGE FINANCE LIMITED PARTNERSHIP, a Massachusetts limited partnership, whose address is One Beacon Street, 14th Floor, Boston, Massachusetts 02108 ("BMFLP"), as the holder of the instrument hereinafter described and for valuable consideration hereby endorses, assigns and delivers to FANNIE MAE, a corporation organized and existing under the laws of the United States, whose address is c/o Berkshire Mortgage Finance Limited Partnership, One Beacon Street, 14th Floor, Boston, Massachusetts 02108 its successors, participants and assigns, all right, title and interest in and to the following:

               A Multifamily Mortgage, Assignment of Rents and Security Agreement between Waterton Raintree, L.L.C., a Delaware limited liability company (the "Borrower") and BMFLP, dated as of the 1st day of July, 1999 and recorded in the Public Records of Pulaski County, Arkansas concurrently herewith, securing the payment of a Multifamily Note, dated as of the 1st day of July, 1999, in the original principal amount of $6,100,000.00 made by the Borrower, payable to the order of BMFLP, and creating a first lien on the property described in Exhibit A attached hereto and by this reference made a part hereof.

     This Assignment Agreement shall be governed in all respects by the laws of the state in which the aforementioned instrument was recorded and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.